EXHIBIT (j)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference made to our firm under the captions "Financial Highlights", "Independent Registered Public Accounting Firm " and "Experts" and to the use of our report dated February 25, 2005, which is incorporated by reference, in this Registration Statement (Form N-1A 333-21821) of TIAA-CREF Mutual Funds.

                                         /s/ Ernst & Young LLP
                                                      ERNST & YOUNG LLP

New York, New York
April 27, 2005